Exhibit 10.1
SECOND AMENDMENT TO
PARTNER AGREEMENT BETWEEN
EACH OF SCULPTOR CAPITAL LP, SCULPTOR CAPITAL ADVISORS LP AND SCULPTOR CAPITAL ADVISORS II LP, AND JAMES LEVIN

This Amendment (“this Amendment”) is entered into as of January 29, 2021 (the “Effective Date”), by and among James Levin (the “Limited Partner”), and each of Sculptor Capital LP (f/k/a OZ Management LP), Sculptor Capital Advisors LP (f/k/a OZ Advisors LP) and Sculptor Capital Advisors II LP (f/k/a OZ Advisors II LP) (and, together with Sculptor Capital LP and Sculptor Capital Advisors II LP, the “Operating Partnerships”).

WHEREAS, reference is made to the Amended and Restated Partner Agreement between Sculptor Capital LP and the Limited Partner, dated as of February 16 2018, the Amended and Restated Partner Agreement between Sculptor Capital Advisors LP and the Limited Partner, dated as of February 16, 2018, and the Amended and Restated Partner Agreement between Sculptor Capital Advisors II LP and the Limited Partner, dated as of February 16, 2018 (collectively, the “Partner Agreements”); capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Partner Agreements.

WHEREAS, under Section 4(b) of the Partner Agreements, the Annual Bonus (including Quarterly Payments) in respect of any Fiscal Year during the Term shall be paid in a combination of RSUs (“Bonus Equity”), Current Cash and Deferred Cash Interests in the following percentages: (i) 15% in Bonus Equity, (ii) 70% in Current Cash (including Quarterly Payments in respect of such Fiscal Year) and (iii) 15% in Deferred Cash Interests.

WHEREAS, the Limited Partner and each of the Operating Partnerships desire to amend the composition of the 2020 Annual Bonus.

NOW, THEREFORE, in consideration of the mutual promises and agreements herein made and intending to be legally bound hereby, the parties hereto hereby agree to amend the Partner Agreements as follows, effective as of the Effective Date:

1.    Section 4(b) of the Partner Agreements (“Composition of Compensation”) is hereby amended solely for the 2020 Annual Bonus such that (A) the minimum Annual Bonus of $10,000,000 (including the Quarterly Advances) in respect of Fiscal Year 2020 shall continue to be paid in the following percentages: (i) 15% in RSUs, (ii) 70% in Current Cash (including the Quarterly Advances in respect of such Fiscal year), and (iii) 15% in Deferred Cash Interests; however (B) the remainder of the 2020 Annual Bonus shall be paid in such combination that the overall 2020 Annual Bonus (inclusive of the 2020 minimum $10,000,000 Annual Bonus) is paid in the following percentages (i) 7.5% in RSUs, (ii) 70% in Current Cash, and (iii) 22.5% in Deferred Cash Interests.

2.    This Amendment shall be and is hereby incorporated in and forms a part of the Partner Agreements.

3.    All other terms and provisions of the Partner Agreements, shall remain unchanged except as specifically modified herein.

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IN WITNESS WHEREOF, this Amendment is executed and delivered as of the date first written above by the undersigned, and the undersigned do hereby agree to be bound by the terms and provisions set for in this Amendment.

Sculptor Capital LP
By: Sculptor Capital Holding Corporation, its general partner

By: /s/ Dava Ritchea
Name: Dava Ritchea
Title: Chief Financial Officer

Sculptor Capital Advisors LP
By: Sculptor Capital Holding Corporation, its general partner

By: /s/ Dava Ritchea
Name: Dava Ritchea
Title: Chief Financial Officer

Sculptor Capital Advisors II LP
By: Sculptor Capital Holding Corporation, its general partner

By: /s/ Dava Ritchea
Name: Dava Ritchea
Title: Chief Financial Officer

THE LIMITED PARTNER

By: /s/ James S. Levin
Name: James Levin